Capital Group Global Growth Equity ETF
Investment portfolio
August 31, 2023
unaudited
Common stocks 93.86% Information technology 26.31%	Shares	Value (000)
Microsoft Corp.	433,500	$142,084
ASML Holding NV	174,336	114,918
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	516,539	48,333
NVIDIA Corp.	88,924	43,888
Applied Materials, Inc.	262,402	40,084
Apple, Inc.	164,445	30,894
Broadcom, Inc.	23,321	21,523
Keyence Corp.	45,400	18,885
Synopsys, Inc.[1]	37,942	17,411
EPAM Systems, Inc.[1]	50,487	13,076
TE Connectivity, Ltd.	97,190	12,867
Socionext, Inc.	47,200	5,856
		509,819
Health care 17.82%
Novo Nordisk AS, Class B	488,273	90,506
UnitedHealth Group, Inc.	64,094	30,546
DexCom, Inc.[1]	281,374	28,413
AstraZeneca PLC	186,915	25,246
Eli Lilly and Company	45,516	25,225
Regeneron Pharmaceuticals, Inc.[1]	29,226	24,155
The Cigna Group	82,038	22,664
Thermo Fisher Scientific, Inc.	38,427	21,408
Pfizer, Inc.	452,599	16,013
ResMed, Inc.	95,513	15,243
Centene Corp.[1]	245,741	15,150
Sanofi	118,638	12,690
EssilorLuxottica SA	58,509	11,033
Argenx SE (ADR)[1]	13,667	6,867
		345,159
Consumer discretionary 15.02%
Chipotle Mexican Grill, Inc.[1]	40,686	78,387
LVMH Moët Hennessy-Louis Vuitton SE	72,140	61,188
Floor & Decor Holdings, Inc., Class A1	286,386	28,553
Renault SA	563,668	22,820
Booking Holdings, Inc.[1]	5,680	17,637
Prosus NV, Class N	226,295	15,650
Evolution AB	105,602	11,441
NIKE, Inc., Class B	109,093	11,096
MGM China Holdings, Ltd.[1]	8,265,388	10,371
MercadoLibre, Inc.[1]	7,357	10,096
Coupang, Inc., Class A1	457,548	8,684
Amazon.com, Inc.[1]	60,662	8,372
Wynn Macau, Ltd.[1]	6,943,200	6,773
		291,068
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 11.61%	Shares	Value (000)
Tradeweb Markets, Inc., Class A	465,569	$40,239
3i Group PLC	1,065,992	26,920
Fiserv, Inc.[1]	194,373	23,595
AIA Group, Ltd.	2,242,800	20,362
AXA SA	674,105	20,303
HDFC Bank, Ltd.	918,306	17,431
Blackstone, Inc.	124,096	13,200
Aon PLC, Class A	38,520	12,842
Société Générale	417,420	11,866
Prudential PLC	875,723	10,719
Citigroup, Inc.	245,725	10,146
Ping An Insurance (Group) Company of China, Ltd., Class H	1,469,500	8,798
Banco Santander, SA	2,162,969	8,448
		224,869
Industrials 6.92%
Safran SA	154,239	24,803
Caterpillar, Inc.	77,274	21,724
Airbus SE, non-registered shares	97,671	14,338
Carrier Global Corp.	245,227	14,088
DSV A/S	68,916	13,110
Alliance Global Group, Inc.	47,772,000	10,547
Boeing Company[1]	43,658	9,781
MTU Aero Engines AG	41,314	9,668
GT Capital Holdings, Inc.	879,750	8,895
NIBE Industrier AB, Class B	940,555	7,060
		134,014
Consumer staples 4.64%
Nestlé SA	176,558	21,266
Keurig Dr Pepper, Inc.	511,432	17,210
Monster Beverage Corp.[1]	298,129	17,116
Philip Morris International, Inc.	130,060	12,493
Pernod Ricard SA	56,289	11,060
British American Tobacco PLC	323,653	10,752
		89,897
Communication services 4.31%
Alphabet, Inc., Class A1	359,401	48,939
Meta Platforms, Inc., Class A1	74,976	22,185
Publicis Groupe SA	159,295	12,447
		83,571
Materials 3.93%
Sherwin-Williams Company	124,085	33,716
Linde PLC	69,062	26,730
First Quantum Minerals, Ltd.	315,836	8,485
Vale SA, ordinary nominative shares	549,130	7,217
		76,148
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 3.30%	Shares	Value (000)
Canadian Natural Resources, Ltd. (CAD denominated)	655,474	$42,408
Reliance Industries, Ltd.	461,059	13,405
Schlumberger NV	137,674	8,117
Gazprom PJSC[1,2]	36,932	—[3]
		63,930
Total common stocks (cost: $1,600,547,000)		1,818,475
Preferred securities 2.37% Health care 1.51%
Sartorius AG, nonvoting non-registered preferred shares	71,657	29,325
Information technology 0.86%
Samsung Electronics Co., Ltd., nonvoting preferred shares	404,831	16,539
Total preferred securities (cost: $43,867,000)		45,864
Short-term securities 4.25% Money market investments 4.25%
Capital Group Central Cash Fund 5.39%[4,5]	823,825	82,382
Total short-term securities (cost: $82,379,000)		82,382
Total investment securities 100.48% (cost: $1,726,793,000)		1,946,721
Other assets less liabilities (0.48)%		(9,395)
Net assets 100.00%		$1,937,326
Investments in affiliates5

	Value of affiliate at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2023 (000)	Dividend income (000)
Short-term securities 4.25%
Money market investments 4.25%
Capital Group Central Cash Fund 5.39%[4]	$45,328	$239,775	$202,724	$(1)	$4	$82,382	$729
[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at August 31, 2023.
[5]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2023 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$509,819	$—	$—	$509,819
Health care	345,159	—	—	345,159
Consumer discretionary	291,068	—	—	291,068
Financials	224,869	—	—	224,869
Industrials	134,014	—	—	134,014
Consumer staples	89,897	—	—	89,897
Communication services	83,571	—	—	83,571
Materials	76,148	—	—	76,148
Energy	63,930	—	—*	63,930
Preferred securities	45,864	—	—	45,864
Short-term securities	82,382	—	—	82,382
Total	$1,946,721	$—	$—*	$1,946,721
*	Amount less than one thousand.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP1-305-1023O-S96517	Capital Group Global Growth Equity ETF — Page 5 of 5